Supplement dated May 21, 2020

to the Prospectus dated May 1, 2019 for

Protective Investors Choice VUL, Preserver, Preserver II, Single Premium Plus, and

Protective Strategic Objectives VUL

to the Prospectus dated May 1, 2008 for

Premiere I, Executive, Protector, and Provider

to the Prospectus dated May 1, 2002 for

Survivor

and to the Prospectus dated May 1, 2001 for

Transitions

Issued by

Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information in your variable annuity contract (“Contract”) or variable life insurance policy (“Policy”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Invesco V.I. Mid Cap Growth Fund and Invesco Oppenheimer

V.I. Discovery Mid Cap Growth Fund Merger

On April 30, 2020, the Invesco V.I. Mid Cap Growth Fund (the “Invesco Mid Cap Fund”) merged into the Invesco Oppenheimer V. I. Discovery Mid Cap Growth Fund (“Invesco Discovery Fund”) pursuant to an Agreement and Plan of Reorganization approved by the Shareholders of the Invesco Mid Cap Fund. Substantially all of the assets of the Invesco Mid Cap Fund were transferred to the Invesco Discovery Fund in exchange for shares of the Invesco Discovery Fund (the “Reorganization”). In a prior proxy statement dated February 24, 2020 describing the Reorganization, management for the Invesco Mid Cap Fund noted that the investment objectives of the Invesco Mid Cap Fund and Invesco Discovery Fund are substantially the same and their principal investment strategies are similar. Management also noted that Invesco Advisers, Inc. is the primary investment adviser to each Fund.

Following the Reorganization on April 30, 2020, the Invesco Mid Cap Fund was no longer available for investment. Your contract value in the Sub-Account invested in the Invesco Mid Cap Fund at the time of the Reorganization became invested in the Invesco Discovery Fund. You may elect to have your contract value in the Sub-Account invested in the Invesco Discovery Fund (the “Invesco Discovery Sub-Account”) remain in that Sub-Account, or transfer your contract value in the Invesco Discovery Sub-Account to another investment option available under your Contract or Policy.

Your rights and obligations under the Contract or Policy and your contract value did not change as a result of the Reorganization. The fees and charges under the Contract or Policy did not change and there are no tax consequences to you as a result of the Reorganization. We will not assess any charges or transaction fees in connection with the transfer of your contract value in the Invesco Discovery Sub-Account resulting from the Reorganization to another available investment option for up to 60 days from the date of this Supplement. Those transfers will also not be counted in determining any limit on the number of transfers between investment options permitted before the assessment of transfer fees under your Contract or Policy.

You will remain invested in the Invesco Discovery Sub-Account until you send us instructions to transfer or re-allocate your contract value. Also, if you have an automatic allocation to the Invesco Mid Cap Sub-Account pursuant to a dollar cost averaging program or automatic rebalancing program, we will allocate such amounts to the Invesco Discovery Sub-Account unless you provide us with different allocation instructions.

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This Supplement amends your Prospectus by removing all references to the Invesco Mid Cap Fund as an investment option under the Contract or Policy as of 3 p.m. Central Time on April 30, 2020. This supplement further amends your Prospectus as of 3 p.m. Central Time on April 30, 2020 by adding the Invesco Discovery Fund as an investment option under your Contract or Policy. The following disclosure under “THE COMPANY, VARIABLE ACCOUNT AND FUNDS - The Funds” section of the Prospectus has also been added:

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series II Shares

This Fund seeks capital growth.

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If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Invesco Oppenheimer V. I. Discovery Mid Cap Growth Fund or other Funds available under your Contract or Policy, you may contact us by writing or calling Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or toll free at 800-456-6330.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product policy business activities. Because our variable product policy business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policy Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third-party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Policy-related transactions, including processing of orders from Owners and orders with the Funds, impact our ability to calculate Policy Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy due to a natural disaster or catastrophe.